Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Investments in Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities - December 31, 2007

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	13,833	123	747	13,209
Residential mortgage-backed securities (b)	7,782	104	46	7,840
Commercial mortgage-backed securities (c)	6,581	102	25	6,658

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2007............	737	—	—	—	—	737	692
	2006............	2,622	—	—	—	—	2,622	2,532
	2005............	142	—	—	—	—	142	140
	2004............	—	—	—	—	—	—	—
	2003 and prior...	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		3,501	—	—	—	—	3,501	3,364

All other portfolios
	2007............	412	8	—	—	—	420	341
	2006............	1,413	367	26	5	—	1,811	1,539
	2005............	76	472	122	7	—	677	604
	2004............	50	400	309	4	—	763	711
	2003 and prior...	63	242	230	86	19	640	576

Total all other portfolios		2,014	1,489	687	102	19	4,311	3,771

Total collateralized by sub-prime mortgages		5,515	1,489	687	102	19	7,812	7,135
Other asset-backed securities (2):		2,540	289	1,597	1,362	233	6,021	6,074

Total asset-backed securities		8,055	1,778	2,284	1,464	252	13,833	13,209

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	As of December 31, 2007, based on amortized cost, primarily includes $1.8 billion ($1.9 billion fair value) of externally managed investments in the European market, $1.2 billion ($1.2 billion fair value) of securities collateralized by automobile loans, and $0.9 billion ($0.9 billion fair value) of securities collateralized by credit card receivables. Also included are collateralized debt obligations with amortized cost of $220 million ($214 million fair value), with less than 2% secured by sub-prime mortgages.

Excluded from the table above are available for sale asset-backed securities held outside the general account in other entities and operations with amortized cost of $279 million and fair value of $281 million. Based on amortized cost, 73% of these securities have credit ratings of AAA and the remaining 27% have credit ratings of BBB or below. As of December 31, 2007, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $11 million, all of which have AAA credit ratings, with $10 million in the 2006 vintage and $1 million in the 2003 vintage. Also included are collateralized debt obligations with amortized cost of $79 million and fair value of $81 million, with none secured by sub-prime mortgages. Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $1.2 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contractholders. An additional $37 million are classified as other trading, 40% of which have credit ratings of AAA or better and the remaining 60% have BBB or below credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2007, based on amortized cost, 96% of the residential mortgage-backed securities classified as available for sale in the general account of the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or AAA. Collateralized mortgage obligations, including approximately $61 million secured by "ALT-A" mortgages, represented the remaining 4% of residential mortgage-backed securities; all have credit ratings of A or above.

Excluded from the table above are available for sale residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $603 million ($608 million fair value), all of which have AAA credit ratings. Also excluded from the table above are $1.1 billion of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contractholders.

(c) Supplemental information for commercial mortgage-backed securities:

As of December 31, 2007, based on amortized cost, 92% of commercial mortgage-backed securities have AAA credit ratings, 2% have AA credit ratings, 1% have A credit ratings, and the remaining 5% have BBB or below credit ratings.

Excluded from the table above are available for sale commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost and fair value of $10 million, 50% of which have credit ratings of AAA and the remaining 50% have credit ratings of BB. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.6 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contractholders. An additional $794 million are classified as other trading, of which 89% have AAA credit ratings, 3% have AA credit ratings, 6% have A credit ratings, and the remaining 2% have BBB or below credit ratings.

Prudential Financial, Inc.

Closed Block Business

Investments in Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities - December 31, 2007

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	8,091	14	478	7,627
Residential mortgage-backed securities (b)	5,163	61	18	5,206
Commercial mortgage-backed securities (c)	4,265	46	21	4,290

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2007............	768	—	—	—	—	768	721
	2006............	2,735	—	—	—	—	2,735	2,640
	2005............	148	—	—	—	—	148	147
	2004............	—	—	—	—	—	—	—
	2003 and prior...	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		3,651	—	—	—	—	3,651	3,508

All other portfolios
	2007............	201	10	—	—	—	211	175
	2006............	1,052	22	—	—	—	1,074	926
	2005............	31	420	5	—	—	456	412
	2004............	10	307	53	—	—	370	344
	2003 and prior...	56	365	124	16	7	568	518

Total all other portfolios		1,350	1,124	182	16	7	2,679	2,375

Total collateralized by sub-prime mortgages		5,001	1,124	182	16	7	6,330	5,883
Other asset-backed securities (2):		775	53	394	504	35	1,761	1,744

Total asset-backed securities		5,776	1,177	576	520	42	8,091	7,627

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	As of December 31, 2007, on both a fair value and amortized cost basis, primarily includes $0.5 billion of securities collateralized by credit card receivables, $0.4 billion of securities collateralized by automobile loans, $0.3 billion of externally managed investments in the European market, and $0.2 billion of securities collateralized by education loans. Also included are collateralized debt obligations with amortized cost of $27 million and fair value of $31 million, with none secured by sub-prime mortgages.

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2007, based on amortized cost, 86% of the residential mortgage-backed securities in the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or AAA. Collateralized mortgage obligations, including approximately $137 million secured by "ALT-A" mortgages, represented the remaining 14% of residential mortgage-backed securities and all have credit ratings of A or above.

(c) Supplemental information for commercial mortgage-backed securities:

As of December 31, 2007, based on amortized cost, 97% of commercial mortgage-backed securities have AAA credit ratings, 1% have AA credit ratings, and the remaining 2% have A or BBB credit ratings.